UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2007
                                 ---------------

                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8-OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On March 20, 2007, Triad Guaranty Inc. ("Triad") announced that it has hired Bruce Van Fleet as Executive Vice President, Sales and Marketing, effective immediately. Mr. Van Fleet will report to Mark K. Tonnesen, President and Chief Executive Officer, Triad Guaranty Insurance Corporation. Mr. Van Fleet will be responsible for setting the direction and managing all sales and marketing for Triad in support of its strategic and business objectives. A copy of the press release announcing the hire is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

         Exhibit Number 99.1 Press Release Dated March 20, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Triad Guaranty Inc.



Date: March 20, 2007               By:       /s/ Kenneth W. Jones
                                             ---------------------
                                   Name:     Kenneth W. Jones
                                   Title:    Senior Vice President and CFO